EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Axtive Corporation (the "Company") on Form 10-QSB for the three months ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   the Report fully complies with the requirements of Section 13(a) or
            Section 15(d) of the Securities Exchange Act of 1934 and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ GRAHAM C. BEACHUM II                                     Date:  May 20, 2005
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Graham C. Beachum II
Chairman of the Board and Chief Executive Officer

/s/ STEPHEN P. SLAY                                          Date:  May 20, 2005
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Stephen P. Slay
Corporate Controller (principal financial and accounting officer)